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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 24, 2007

Ardmore Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23806	87-0046720
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1608 W 2225 S, Woods Cross, Utah	84087
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  801-295-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5—Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 24, 2007, Ardmore Holding Corporation (the "Company") changed its corporate name from I/NET, Inc. to Ardmore Holding Corporation and completed a 200-1 reverse stock split of the Company's common stock. The Certificate of Incorporation was amended to reflect such corporate name change and reverse stock split.

As of June 11, 2007 the Company's common stock will trade under the ticker symbol AHLN.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ardmore Holding Corporation

/s/ Jeff D. Jenson

Jeff D. Jenson,

President

DATED:  June 15, 2007

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